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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2008
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

             MICHIGAN                      0-16640               38-2606280
   (State or other jurisdiction          Commission           (I.R.S. Employer
         of incorporation                File Number         Identification No.)
           organization)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On October 24, 2008, registrant announced results of operations for the quarter ended September 30, 2008, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS

     99.1 Press Release dated October 24, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        United Bancorp, Inc.
                                        (Registrant)

Date: October 24, 2008             By:  /s/ Randal J. Rabe
                                        ----------------------------------------
                                        Randal J. Rabe
                                        Executive Vice President and
                                        Chief Financial Officer